Exhibit 10.1

First Amendment
TO CREDIT AGREEMENT

This First Amendment TO CREDIT AGREEMENT (this “Amendment”) is dated as of August 20, 2026, by and among Select water solutions, llc, a Delaware limited liability company (the “Borrower”), ses holdings, LLC, a Delaware limited liability company (“Parent”), the other Credit Parties party hereto, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, Parent, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of January 24, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend Section 6.23(b) of the Credit Agreement to allow Ultimate Parent to incur unsecured guaranty obligations with respect to any Debt incurred by a Credit Party or any of its Restricted Subsidiaries from time to time, to the extent such Debt constitutes permitted purchase money debt under Section 6.1(f); and

WHEREAS, the Lenders party hereto and the Administrative Agent are willing to agree to such amendment to Section 6.23(b) of the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

section 1.Amendment.
1.1Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, clause (b) of Section 6.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)create, incur, assume or permit to exist any Debt (other than, in the case of Parent, Debt of the types described in Section 6.1(h)(ii), (m), and (r), in each case, subject to the limitations set forth therein, including any applicable caps on amounts, and, in the case of Ultimate Parent, unsecured guaranty obligations with respect to any Debt incurred by a Credit Party or any of its Restricted Subsidiaries from time to time, to the extent such Debt constitutes permitted purchase money debt under Section 6.1(f)) or grant any Lien encumbering any of its properties or assets (other than Liens of a type described in Section 6.2(b), (c), (d), (f), (h), (i), (j), (m), and (q) in each case, subject to the limitations set forth therein);”

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1.2Except as expressly set forth herein, the foregoing shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document, and, except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.
section 2.Conditions Precedent to Effectiveness of Amendment. This Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.
2.1Amendment. The Administrative Agent, the Majority Lenders and the Credit Parties shall have executed and delivered to the Administrative Agent a counterpart to this Amendment.
2.2Representations and Warranties. As of the date hereof, the representations and warranties of each Credit Party contained in this Amendment shall be true and correct in all material respects, without duplication of any materiality qualifiers therein, both before and after giving effect to this Amendment.
2.3No Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
2.4Expenses.  The Credit Parties shall have reimbursed the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses that are reimbursable in accordance with Section 9.1 of the Credit Agreement, to the extent invoiced prior to the date hereof, including any such reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby.

section 3.Representations and Warranties of the Credit Parties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders as follows as of the date hereof:
3.1Reaffirmation of Representations and Warranties.  Before and after giving effect to this Amendment, each representation and warranty of each Credit Party contained in the Credit Agreement and in the other Credit Documents is true and correct in all material respects (without duplication of any materiality qualifiers therein) on the date hereof (except for representations and warranties that expressly relate to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects on such earlier date).
3.2Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party (to the extent a party hereto or thereto) of this Amendment (a) are within each

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such Credit Party’s organizational powers, (b) have been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, of such Credit Party, (c) do not contravene the Organic Documents of such Credit Party, (d) do not violate any Legal Requirement, except for such violations which could not reasonably be expected to result in a Material Adverse Change, (e) do not contravene any contractual restriction binding on or affecting such Credit Party except for contractual restrictions the noncompliance with which could not reasonably be expected to result in a Material Adverse Change, (f) do not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement, and (g) do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority except such as have been obtained or made and are in full force and effect and except as could not reasonably be expected to result in a Material Adverse Change.
3.3Enforceability.  Each Credit Party has duly executed and delivered this Amendment.  This Amendment constitutes the legal, valid and binding obligation of each Credit Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws or similar laws at the time in effect affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of law or equity.
3.4No Default.  Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
section 4.Miscellaneous.
4.1Reaffirmation of Credit Documents and Liens. All of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment. Each Credit Party hereby agrees that this Amendment shall in no manner affect or impair the Secured Obligations or the Liens securing the payment and performance thereof. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. For all purposes of the Credit Agreement and the other Credit Documents, this Amendment shall constitute a “Credit Document”. The Credit Agreement and each other Credit Document, except as expressly modified herein, are ratified and confirmed by each of the Credit Parties and shall continue in full force and effect.
4.2No Waiver. No failure or delay on the part of the Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Neither the amendment contained in Section 1 hereof nor any other consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant, condition or duty by the Credit Parties shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

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4.3Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.4Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents in accordance with Section 9.1(a) of the Credit Agreement.
4.5Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until each of the Credit Parties, the Majority Lenders and the Administrative Agent have executed and delivered a counterpart hereof to the Administrative Agent.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
4.6CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. The provisions of Section 9.15 (Governing Law), Section 9.16 (Submission to Jurisdiction) and Section 9.17 (Waiver of Venue) of the Credit Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.
4.7Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.8Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
4.9Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

CREDIT PARTIES:

SES HOLDINGS, LLC

SELECT WATER SOLUTIONS, LLC

NUVERRA OHIO DISPOSAL LLC

NUVERRA TOTAL SOLUTIONS, LLC

BIG SPRING RECYCLING SYSTEM, LLC

HECKMANN WATER RESOURCES, LLC

HECKMANN WATER RESOURCES (CVR), LLC

SELECT AGUA LIBRE MIDSTREAM, LLC

BUCKHORN ENERGY OAKS DISPOSAL SERVICES, LLC

BUCKHORN DISPOSAL ND, LLC

TRINITY ACQUISITION, LLC

TRINITY ENVIRONMENTAL BROKERAGE, L.L.C.

TRINITY ENVIRONMENTAL SWD I, L.L.C.

TRINITY ENVIRONMENTAL SERVICES I, L.L.C.

TRINITY ENVIRONMENTAL MANAGEMENT, LLC

EWS #1 DJ BASIN LLC

EWS #8 DJ BASIN LLC

ROCKWATER ENERGY SOLUTIONS WATER MANAGEMENT, LLC

ROCKWATER WEST TX, LLC

CRESCENT COMPANIES, LLC

GUARD DRILLING MUD DISPOSAL, LLC

SELECT CHEMISTRY, LLC

OAK’S DISPOSAL SERVICES, LLC

By:/s/ Chrisopher K. George

Name: Christopher K. George

Title: Executive Vice President and Chief Financial Officer

Signature Page to First Amendment To Credit Agreement

CREDIT PARTIES (Continued):

BADLANDS POWER FUELS, LLC

BADLANDS POWER FUELS, LLC

LANDTECH ENTERPRISES, L.L.C.

IDEAL OILFIELD DISPOSAL, LLC

DISHON DISPOSAL, LLC

CLEARWATER THREE, LLC

CLEARWATER FIVE, LLC

CLEARWATER SOLUTIONS, LLC

1960 WELL SERVICES, LLC

BOBCAT NORTH LIMA, LLC

PEAK RENTALS, LLC

BREAKWATER ENERGY SERVICES, LLC

BREAKWATER ENERGY PARTNERS, LLC

BREAKWATER MIDSTREAM, LLC

SELECT ENERGY SERVICES, LLC

BLACKJACK MINERAL INVESTMENTS, LLC

AFFIRM OILFIELD SERVICES, LLC

MALLARD MIDSTREAM, LLC

By:/s/ Chrisopher K. George

Name: Christopher K. George

Title: Executive Vice President and Chief Financial Officer

QUAIL RUN SERVICES, LLC

By: /s/ Chrisopher K. George

Name: Christopher K. George

Title: Executive Vice President and Chief Financial Officer of SES Holdings, LLC, in its capacity as the sole member of Peak Rentals, LLC, the sole member of Quail Run Services, LLC

Signature Page to First Amendment To Credit Agreement

BANK OF AMERICA, N.A.,

as Administrative Agent and a Lender

By:  /s/ Michael Danby

Name:Michael Danby

Title:Senior Vice President

Signature Page to First Amendment To Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:  /s/ Dalton Harris

Name:Dalton Harris

Title:Authorized Officer

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BANK OZK, as a Lender

By:  /s/ Jonathan Parker

Name:Jonathan Parker

Title:Director

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MUFG BANK, LTD., as a Lender

By:  /s/ Blake Silverman

Name:   Blake Silverman

Title:     Director

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THE HUNTINGTON NATIONAL BANK, as successor by merger to CADENCE BANK, as a Lender

By:  /s/ Jackson Taff

Name:Jackson Taff

Title:Authorized Agent

Signature Page to First Amendment To Credit Agreement